Exhibit 10.1

THIS PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

17.5% ORIGINAL ISSUE DISCOUNT SENIOR CONVERTIBLE PROMISSORY NOTE

$[*]	September [*], 2025

Subject to the terms and conditions of this Note, for value received, Adapti, Inc., a Nevada corporation (the “Borrower”), hereby promises to pay to The Campbell Trust (“Lender”), the principal sum of [____________________________________] dollars ($[*]) (the “Principal Amount”).

This convertible promissory note (the “Note”) is issued on September [*], 2025 (“Origination Date”) by the Borrower. This Note is being issued with other similar notes on or about the same date and this Note may be referred to hereinafter with the other such similar notes as “the Notes”. Any (i) payments under the Notes or (ii) rights to receive other consideration hereunder will be made ratably based on the Principal Amount of such Notes. Unless otherwise converted or prepaid as set forth below, the Note shall become due and payable on December [*], 2025 (the “Maturity Date”).

Original Issue Discount. This Note is issued with an original issue discount (“OID”). Lender shall fund 82.5% of the Principal Amount (such funded amount, the “Purchase Price”) on the Origination Date1. Notwithstanding the amount funded, the Borrower promises to pay to the order of Lender the Principal Amount, together with interest as set forth herein. For avoidance of doubt, the difference between the Principal Amount and the Purchase Price represents the OID.

1 By way of example if Lender funds $100,000, then the Principal Amount of the Note will be calculated as follows: $100,000 divided by .825 = $121,212.

The following is a statement of the rights of Lender and the terms and conditions to which this Note is subject and to which the Lender, by acceptance of this Note, agrees:

1. Payment. If this Note has not been previously converted (as provided in Section 6 hereof) or prepaid (as provided in Section 2 hereof), then the Principal Amount of this Note and all other amounts accrued under this Note shall, on the Maturity Date, be, at the election of Lender either (i) payable in cash or (ii) converted per Section 6. Unless the indebtedness outstanding under this Note is converted in accordance with Section 6 hereof, all payments on account of principal and interest shall be made in lawful money of the United States of America at the principal office of the Lender, or such other place as the holder hereof may from time to time designate in writing to the Borrower.

2. Prepayment. This Note may be prepaid at any time by the Borrower without the written consent of the Lender, prior to the Maturity Date.

3. Interest; Subordination.

(a) Interest at Default or Maturity. Beginning on the earlier to occur of (i) an Event of Default (as described in Section 7) or (ii) the Maturity Date, the Principal Amount will begin accruing interest at rate equal to twenty percent (20%) for every ninety (90) day period until such time as the entire Balance is paid or converted (pursuant to Section 6). Interest shall accrue daily, but in no event shall the rate of interest exceed the maximum rate, if any, allowable under applicable law. “Balance” means, at the applicable time, the sum of the Principal Amount and all then accrued but unpaid interest and all other amounts then accrued but unpaid under this Note.

(b) Subordination. The indebtedness evidenced by this Note is unsecured and hereby expressly subordinated to the prior payment in full of all of Company’s unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with (i) indebtedness of Company, to banks, commercial finance lenders or other lending institutions regularly engaged in the business of lending money (excluding (A) venture capital, investment banking or similar institutions which sometimes engage in lending activities but which are primarily engaged in investments in equity securities and (B) equipment lenders or equipment lessors that advance indebtedness to Company solely to be used for the purchase, finance or acquisition of equipment and where such indebtedness is secured solely by such equipment), which is for money borrowed whether or not secured, (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for any of the foregoing, or any indebtedness arising from the satisfaction of any of the foregoing by a guarantor or (iii) indebtedness or any debentures, notes or other evidence of indebtedness issued which is expressly senior to this Note.

4. Transfer and Exchange. The holder of this Note may, prior to the Maturity Date or the conversion in full of such Note in accordance with Section 6, surrender such Note at the principal office of the Borrower for transfer or exchange. Within a reasonable time after notice to the Borrower from such holder of its intention to make such exchange and without expense to such holder, except for any transfer or similar tax which may be imposed on the transfer or exchange, the Borrower shall issue in exchange therefore another Note or Notes for the same aggregate principal amount as the unpaid principal amount of the Note so surrendered, having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note so surrendered. Each new Note shall be made payable to such person or persons, or transferees, as the holder of such surrendered Note may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom. The Borrower may elect not to permit a transfer of the Note if it has not obtained satisfactory assurance that such transfer: (a) is exempt from the registration requirements of, or covered by an effective registration statement under, the Securities Act of 1933, as amended (“Securities Act”), and the rules and regulations thereunder and (b) is in compliance with all applicable state securities laws, including without limitation receipt of an opinion of counsel, which opinion shall be satisfactory to the Borrower.

5. New Note. Upon receipt of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of the Note, the Borrower will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note, and in such event the Lender agrees to indemnify and hold harmless the Borrower in respect of any such lost, stolen, destroyed or mutilated Note.

6. Voluntary Conversion. At any time after the Origination Date, while any amount of Principal Amount or accrued interest Note remains outstanding (including after the Maturity Date if not fully paid or converted), Lender may convert all amounts due under this Note (including accrued interest) into shares of Common Stock (such shares the “Conversion Shares”) of Borrower at a price per share equal to the lesser of (i) $3.08 or (ii) 70% multiplied by the closing price of the Common Stock on the trading market or quotation system on which the Common Stock is listed on the date such conversion notice is sent to the Borrower by Lender (the form of which is set forth on Exhibit A hereto) (the “Conversion Price”). All Conversion Shares will contain the Borrower’s standard restrictive legend to the extent required by applicable law. All notices of conversion will be provided after 4:00 p.m. Eastern Time on the applicable date of conversion.

7. Events of Default. Each of the following shall constitute an “Event of Default” hereunder:

(a) The Borrower shall fail to pay any principal, interest or other amount payable hereunder on the applicable due date;

(b) The Borrower shall fail to perform any other covenant or provision in this Note, and such default is not cured within five (5) days after written notice thereof is delivered to Borrower;

(c) The Borrower shall (1) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of the Borrower or of all or a substantial part of the assets of the Borrower, (2) admit in writing its inability, to pay debts as the debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (6) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or applicable state bankruptcy laws or (7) take any corporate action for the purpose of effecting any of the foregoing; or

(d) Without the Borrower’s application, approval or consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of the Borrower: the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like relief in respect of the Borrower or all or any substantial part of the assets of the Borrower, or other like relief in respect of the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; and, if the proceeding is being contested in good faith by the Borrower, the same shall continue undismissed, or unstayed and in effect for any period of forty five (45) consecutive days, or an order for relief against the Borrower shall be entered in any case under the Federal Bankruptcy Code or applicable bankruptcy laws; or

If any Event of Default shall occur, then, at any time thereafter while such Event of Default is continuing, the Lender by written notice to the Borrower (the “Default Notice”) may (i) declare the entire unpaid principal amount of this Note, together with all accrued and unpaid interest thereon, to be due and payable immediately and (ii) pursue any and all remedies of any kind, in addition to and not in substitution of any other rights and remedies available to the Lender under this Note, or at equity, under applicable law or otherwise. The Lender shall not have any duty to exercise any of the foregoing rights, privileges or options and shall not have any responsibility for any failure to do so or delay in so doing. It is understood and agreed that such Lender may elect not to take any action upon the occurrence of an Event of Default, in which event such Lender shall not be deemed to have waived any continuing or future Event of Default.

8. Beneficial Ownership Limitation. Notwithstanding anything to the contrary herein, the Borrower shall not effect any conversion of this Note, and the Lender shall not have the right to convert any portion of this Note, to the extent that after giving effect to such conversion the Lender (together with its affiliates and any persons whose beneficial ownership is aggregated with the Lender’s under Section 13(d) of the Securities Exchange Act of 1934) would beneficially own more than 4.99% of the outstanding Common Stock of the Borrower immediately after giving effect to such conversion (the “Ownership Limitation”). The Lender may increase or decrease this Ownership Limitation to a maximum of 9.99% upon providing the Borrower with at least 61 days’ prior written notice. Any purported conversion in violation of this Section 8 shall be void ab initio to the extent of such violation.

9. Penalties Upon Event of Default. Upon an Event of Default occurring, interest will begin accruing pursuant to Section 3(a) of the Note.

10. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. All legal proceedings concerning the interpretation, enforcement and defense of this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the County of Los Angeles, California (the “Los Angeles Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Los Angeles Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Los Angeles Courts, or such Los Angeles Courts are improper or inconvenient venue for such proceeding. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

11. Lender Representations. Lender represents and warrants that (i) it has sufficient knowledge and experience in investing in companies similar to the Borrower in terms of the Borrower’s stage of development so as to be able to evaluate the risks and merits of its investment in the Borrower and is able to financially bear the risks thereof; (ii) it has made an investigation of the Company and its business as it deemed necessary and has had an opportunity to discuss and review the Company’s business, management and financial affairs with the Company’s management as it deemed necessary; (iii) the Note is being acquired for its own account for the purpose of investment and not with a view to the public resale or distribution thereof within the meaning of the Securities Act; (iv) it understands that (a) the Note has not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 504, 505 or 506 promulgated under the Securities Act, and (b) under the Securities Act and applicable regulations thereunder the Note may be resold without registration under the Securities Act only in certain limited circumstances; and (v) it is an “accredited investor” was the term is defined in Rule 501 promulgated under the Securities Act.

12. Collection Expenses. The Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys’ fees, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due.

13. Termination of Rights. All rights with respect to this Note shall terminate upon the effective conversion or repayment of the entire Balance of the Note, whether or not this Note has been surrendered to Borrower for cancellation.

14. Amendment. Any provision of this Note may be amended or waived with the written consent of Borrower and a majority of the principal amount under all Notes, except that all Note holder must be treated equally.

15. Waiver. Except as stated explicitly herein, Borrower hereby waives presentment, protest, demand for payment, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

16. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

17. Addresses for Notices, etc. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first Business Day after transmission if sent by confirmed facsimile transmission or electronic mail (Email), or four (4) Business Days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed to:

If to Borrower, to:

Adapti, Inc.

Attn: CEO

2278 Monitor Street

Dallas, TX 75207

Email:

If to the Lender, to:

Name: [*]

Address: [*]

Email: [*]

Notices may be sent to such other address as the Borrower or Lender may designate by advance written notice to the other parties hereto. For purposes of this Section 17, a “Business Day” means a weekday on which banks are open for general banking business in Los Angeles, California.

18. Headings; Interpretation. In this Note, (i) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Note and (ii) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”. All references in this Note to sections, paragraphs, exhibit and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference. All references to dollars or “$” shall refer to United States dollars or U.S. “$”.

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IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers as of the date first above written.

BORROWER – ADAPTI, INC.

By:
Name:	Adam Nicosia
Title:	CEO

Acknowledged and agreed by Lender: [______________]

By:
Name:
Title:

EXHIBIT A

CONVERSION NOTICE

The undersigned hereby elects to convert principal under the 17.5% Original Issue Discount Senior Convertible Promissory Note (“Note”) due December [*], 2025 of Adapti, Inc., a Nevada corporation (the “Borrower”), into shares of common stock (the “Common Stock”), of the Borrower according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Borrower that its ownership of the Common Stock does not exceed the amounts specified under Section 8 of this Note, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

The undersigned agrees to comply with any applicable prospectus delivery requirements and under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
Date to Effect Conversion:

Dollar Amount to be Converted under Note:

Number of shares of Common Stock to be issued based on conversion price (lesser of (i) $3.08 per share or (ii) 70% multiplied by the closing price of the Common Stock on date to effect conversion:

Signature:

Name:

Address for Delivery of Common Stock Certificates or Book Entry:

CONVERSION SCHEDULE

The 17.5% Original Issue Discount Senior Convertible Promissory Note due on December [*], 2025 (the “Note”) in the aggregate Principal Amount (as defined in the Note) of $[*] was issued by Adapti, Inc., a Nevada corporation. This Conversion Schedule reflects conversions made under Section 6 of the above referenced Note.

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

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